                                                                   EXHIBIT 10(a)




                            THE LAMSON & SESSIONS CO.
       FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT


         This First Amendment to the Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of August 1, 2001, among The Lamson & Sessions Co., an Ohio corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.


                             PRELIMINARY STATEMENTS

          A. The Borrower, the Guarantors, the Lenders, and the
Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of December 15, 2000 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrower has requested that the Lenders waive certain defaults, amend certain financial covenants, and make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. WAIVERS.

          1.1. The Borrower has advised the Lenders that it was not in compliance with (a) the minimum Total Funded Debt/EBITDA Ratio requirement of
Section 8.22 of the Credit Agreement for the fiscal quarter ending June 30, 2001 and (b) the minimum Interest Coverage Ratio requirement of Section 8.23 of the Credit Agreement for the fiscal quarter ending June 30, 2001 (collectively, the "Existing Defaults"). The Borrower has requested that the Lenders waive the Existing Defaults through the period ending June 30, 2001 and, by signing below, the Lenders agree to waive the Existing Defaults through the period ending June 30, 2001, subject to the satisfaction of the conditions precedent set forth in
Section 3 below.

          1.2. The Borrower has advised the Lenders it was not in compliance with the requirement of Section 8.26 of the Credit Agreement that the Borrower deliver to the Administrative Agent a landlord waiver letter for the leased premises located in Blythewood, South Carolina (the "Landlord Waiver Default"). The Borrower has requested that the Lenders waive the Landlord Waiver Default and by signing below the Lenders agree to waive the Landlord Waiver Default, subject to the satisfaction of the conditions precedent set forth in Section 3 below.

SECTION 2. AMENDMENTS.

          Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

          2.1. The definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety effective as of August 1, 2001 to read as follows:

                    "Applicable Margin" means the following with respect to Loans, Reimbursement Obligations, and Revolving Credit Commitment and Letter of Credit fees payable under Section 2.1 hereof, the rate per annum specified below:

               Applicable Margin for Base Rate Loans and Reimbursement
               Obligations:                                                1.00%

               Applicable Margin for Eurodollar Loans and Letter of
               Credit fee:                                                 3.00%

               Applicable Margin for Revolving Credit Commitment fee:       .50%

          provided, however, that the Applicable Margin shall be subject to quarterly adjustments on each Pricing Date, and from one Pricing Date to the next the Applicable Margin shall mean a rate per annum determined in accordance with the following schedule:


                                             APPLICABLE MARGIN         APPLICABLE MARGIN            APPLICABLE
                                            FOR BASE RATE LOANS      FOR EURODOLLAR LOANS      MARGIN FOR REVOLVING
            TOTAL FUNDED DEBT/ EBITDA        AND REIMBURSEMENT       AND LETTER OF CREDIT     CREDIT COMMITMENT FEE
           RATIO FOR SUCH PRICING DATE     OBLIGATIONS SHALL BE          FEE SHALL BE               SHALL BE
          Greater than or equal to 3.0
          to 1.0                                   .75%                     2.50%                      .50%

          Greater than or equal to 2.5
          to 1.0, but less than 3.0 to
          1.0                                      .50%                     2.25%                      .40%

          Greater than or equal to 2.0
          to 1.0, but less than 2.5 to
          1.0                                      .25%                     2.00%                      .35%

          Greater than or equal to 1.5
          to 1.0, but less than 2.0 to
          1.0.                                      0%                      1.75%                      .30%

          Less than 1.5 to 1.0                      0%                      1.50%                      .25%

          For purposes hereof, the term "Pricing Date" means, for any fiscal quarter of the Borrower ending on or after December 31, 2001, the date on which the Administrative Agent is in receipt of the Borrower's most recent financial statements for the fiscal quarter then ended (and in the case of the year-end financial statements, audit report), pursuant to Section 8.5 hereof. The Applicable Margin shall be established based on the Total Funded Debt/EBITDA Ratio for the most recently completed


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

          fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements (and, in the case of the year-end financial statements, audit report) by the date such financial statements are required to be delivered under Section 8.5 hereof, until such financial statements are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the Total Funded Debt/EBITDA Ratio shall be deemed to be greater than 3.0 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Lenders if reasonably determined.

          2.2. Section (a) of Section 8.5 shall be amended and restated in its entirety to read as follows:

                    (a) (i) until December 31, 2002, as soon as available, and in any event within 30 days after the close of each fiscal month, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of such period and the consolidated statements of income, retained earnings, and cash flows of the Borrower and its Subsidiaries for the fiscal month and for the fiscal year-to-date period then ended, each in reasonable detail and showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrower in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Borrower acceptable to the Administrative Agent and (ii) from and after January 1, 2003, as soon as available, and in any event within 45 days after the close of each of the first three fiscal quarters of each fiscal year, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of such period and the consolidated statements of income, retained earnings, and cash flows of the Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail and showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrower in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Borrower acceptable to the Administrative Agent;

          2.3. Subsection (h) of Section 8.5 shall be amended and restated in its entirety to read as follows:

                    "(h) (i) until December 31, 2002, as soon as available, and in any event within 30 days after the last day of each fiscal month of the Borrower, a written certificate in the form attached hereto as Exhibit E signed by the chief financial officer of the Borrower, or such other officer of the Borrower acceptable to the Administrative Agent, to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by the most recent financial statements furnished pursuant to
          Section 8.5(a) or Section 8.5(b) above or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower to remedy the same together with calculations supporting such statements in respect of (x) for each fiscal month end which is also a fiscal quarter end, Sections 8.21, 8.22, 8.23, 8.24, and 8.25 of this Agreement and (y) for each fiscal month end which is not a fiscal quarter end, Sections 8.21, 8.24 and
          8.25 of this


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

          Agreement; and (ii) from and after January 1, 2003, as soon as available, and in any event within 45 days after the last day of each fiscal quarter of the Borrower, a written certificate in the form attached hereto as Exhibit E signed by the chief financial officer of the Borrower, or such other officer of the Borrower acceptable to the Administrative Agent, to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by the most recent financial statements furnished pursuant to Section 8.5(a) or Section 8.5(b) above or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower to remedy the same together with calculations supporting such statements in respect of Sections 8.21, 8.22, 8.23, 8.24, and 8.25 of this Agreement."

          2.4. Subsections (j) and (k) Section 8.9 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                    (j) Permitted Acquisitions occurring after receipt of the compliance certificate delivered by the Borrower pursuant to Section 8.5(h) hereof for the fiscal quarter ending on or about September 30, 2002; and

                    (k) other investments, loans, and advances in addition to those otherwise permitted by this Section, including investments in joint ventures entered into in the ordinary course of business, in an aggregate amount not to exceed $2,500,000 at any one time outstanding, made after receipt of the compliance certificate delivered by the Borrower pursuant to Section 8.5(h) hereof for the fiscal quarter ending on or about September 30, 2002.

          2.5. Section 8.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                    "Section 8.12. Dividends and Certain Other Restricted Payments. The Borrower shall not, nor shall it permit any of its Subsidiaries to, declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock, or directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock (collectively, "Restricted Payments"); provided, however, that the foregoing shall not operate to prevent:
          (a) the making of dividends or distributions to the Borrower by any of its Subsidiaries and (b) at any time after September 30, 2002, the making of Restricted Payments by Borrower so long as (i) no Default or Event of Default then exists or would arise after giving effect thereto and (ii) the amount of Restricted Payments made by the Borrower, when taken together with the aggregate amount of Restricted Payments previously made by the Borrower during the term of this Agreement, shall not exceed the sum of $5,000,000 plus (or minus) 25% of Net Income for the period from December 15, 2000 through the date of the payment of any such Restricted Payment (measured as a single accounting period)."

          2.6. Section 8.22 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                    "Section 8.22. Total Funded Debt/EBITDA Ratio. The Borrower shall not, as of the last day of each fiscal quarter of the Borrower ending during the periods specified below, permit the Total Funded Debt/EBITDA Ratio to be more than:

                                                                                  TOTAL FUNDED DEBT/EBITDA RATIO
                 FROM AND INCLUDING                  TO AND INCLUDING                SHALL NOT BE MORE THAN
                    April 1, 2001                      June 30, 2001                       3.75 to 1.0
                    July 1, 2001                    September 30, 2001                     4.10 to 1.0
                   October 1, 2001                   December 31, 2001                     4.00 to 1.0
                   January 1, 2002                    March 31, 2002                       3.85 to 1.0
                    April 1, 2002                      June 30, 2002                       3.40 to 1.0
                    July 1, 2002                       June 30, 2003                       3.00 to 1.0
                    July 1, 2003             and at all times thereafter                   2.50 to 1.0"

          2.7. Section 8.23 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                    "Section 8.23. Interest Coverage Ratio. The Borrower shall not, as of the last day of each fiscal quarter of the Borrower ending during each of the periods specified below, permit the ratio of (a) EBIT for the four fiscal quarters of the Borrower then ended to (b) Interest Expense for the same four fiscal quarters then ended to be less than:

                                                                                    INTEREST COVERAGE RATIO SHALL
                   FROM AND INCLUDING                    TO AND INCLUDING                 NOT BE LESS THAN
                     April 1, 2001                        June 30, 2001                      2.75 to 1.0
                      July 1, 2001                      September 30, 2001                   1.75 to 1.0
                    October 1, 2001                     December 31, 2001                    1.65 to 1.0
                    January 1, 2002                       March 31, 2002                     1.85 to 1.0
                     April 1, 2002                        June 30, 2002                      2.35 to 1.0
                      July 1, 2002                      September 30, 2002                   2.75 to 1.0
                    October 1, 2002                and at all times thereafter               3.00 to 1.0"

          provided that for measurement periods ending on or before September 30, 2001, Interest Expense shall be computed by multiplying the actual amount thereof accruing from August 8, 2000 until the end of such period by a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed since August 8, 2000.

          2.8. Section 8.24 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                    "Section 8.24. Capital Expenditures. The Borrower shall not, nor shall it permit any Subsidiary to, incur Capital Expenditures in an aggregate amount in excess of (a) $15,000,000 during the fiscal year ending on or about December 31, 2001, (b) $15,000,000 during the fiscal year ending on or about December 31, 2002 and, (c) $20,000,000 during any fiscal year of the Borrower ending thereafter."



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

          2.9. Section 8 of the Credit Agreement shall be amended by adding the following Section 8.27 at the end thereof:

                    "Section 8.27. Minimum EBITDA. As of the last day of each fiscal quarter of the Borrower ending during the periods specified below, the Borrower shall not permit EBITDA for the four fiscal quarters of the Borrower then ended to be less than:

                                                                                  EBITDA FOR FOUR FISCAL QUARTERS
                  FROM AND INCLUDING                    TO AND INCLUDING         THEN ENDED SHALL NOT BE LESS THAN
                     April 1, 2001                       June 30, 2001                      $42,700,000
                     July 1, 2001                      September 30, 2001                   $35,800,000
                    October 1, 2001                    December 31, 2001                    $34,700,000
                    January 1, 2002                      March 31, 2002                     $35,100,000
                     April 1, 2002                       June 30, 2002                      $39,700,000"

SECTION 3. CONDITIONS PRECEDENT.

          The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          3.1. The Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment.

          3.2. The Administrative Agent shall have received an amendment fee in the amount of $485,000 for the ratable account of the Lenders consent to this Amendment to the satisfaction of the Administrative Agent on or before July 26, 2001.

          3.3. The Guarantors shall have executed and delivered to the Administrative Agent their consent to this Amendment in the space provided below.

          3.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 4. REPRESENTATIONS.

          In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the waivers and amendments provided for in this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.



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

SECTION 5. MISCELLANEOUS.

          5.1. The Borrower and the Guarantors have heretofore or concurrently herewith executed and delivered to the Lenders the Mortgages, the Security Agreement, the Pledge Agreement, and certain other Collateral Documents. The Borrower and, by signing below, the Guarantors, hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

          5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

          5.3. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

          5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           [SIGNATURE PAGE TO FOLLOW]



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


         This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

                         "BORROWER"

                         THE LAMSON & SESSIONS CO.



                         By         /s/ James J. Abel
                             -------------------------------------------------
                            Name   James J. Abel
                                   -------------------------------------------
                            Title  Executive Vice President & CFO
                                   -------------------------------------------

                         "GUARANTORS"

                         CARLON CHIMES CO.


                         By         /s/ James J. Abel
                            --------------------------------------------------
                            Name   James J. Abel
                                   -------------------------------------------
                            Title  Vice President, Secretary & Treasurer
                                   -------------------------------------------

                         DIMANGO PRODUCTS CORPORATION


                         By         /s/ James J. Abel
                             -------------------------------------------------
                            Name   James J. Abel
                                   -------------------------------------------
                            Title  Secretary
                                   -------------------------------------------

                         PYRAMID INDUSTRIES II, INC.


                         By     /s/   James J. Abel
                                ----------------------------------------------
                            Name   James J. Abel
                                   -------------------------------------------
                            Title  Vice President & Treasurer
                                   -------------------------------------------

                         VISIONTEQ, INC.


                         By     /s/  James J. Abel
                                ----------------------------------------------
                            Name   James J. Abel
                                   -------------------------------------------
                            Title  Secretary & Treasurer
                                   -------------------------------------------





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



                         "LENDERS"

                         HARRIS TRUST AND SAVINGS BANK, in its individual
                             capacity as a Lender and as Administrative Agent


                         By
                            Name     /s/ Michael J. Johnson
                                 ---------------------------------------------
                            Title      Managing Director
                                  --------------------------------------------

                         BANK OF AMERICA, N.A.


                         By
                            Name   /s/ Ann Marie Mitchell
                                 ---------------------------------------------
                            Title  Vice President
                                  --------------------------------------------


                         NATIONAL CITY BANK


                         By
                            Name /s/ Judith Kuclow
                                 ---------------------------------------------
                            Title   Vice President
                                  --------------------------------------------

                         PNC BANK, NATIONAL ASSOCIATION


                         By
                            Name /s/ Ronald L. Bovill
                                 ---------------------------------------------
                            Title Senior Vice President
                                  --------------------------------------------

                         MELLON BANK, N.A.


                         By
                            Name /s/ Dawn M. Enovitch
                                 ---------------------------------------------
                            Title Assistant Vice President
                                  --------------------------------------------

                         BANK ONE, N.A.


                         By
                            Name  /s/ James A. Schmelter
                                 ---------------------------------------------
                            Title First Vice President
                                  --------------------------------------------

                         THE HUNTINGTON NATIONAL BANK


                         By
                            Name /s/ Stan Sarwer
                                 ---------------------------------------------
                            Title Vice President
                                  --------------------------------------------

                         FIFTH THIRD BANK, NORTHEASTERN OHIO


                         By
                            Name /s/ David S. Harnett
                                 ---------------------------------------------
                            Title Senior Vice President
                                  --------------------------------------------

                         KEYBANK NATIONAL ASSOCIATION


                         By
                            Name /s/ J. T. Taylor
                                 ---------------------------------------------
                            Title  Vice President
                                  --------------------------------------------

                         LASALLE BANK NATIONAL ASSOCIATION


                         By
                            Name /s/ Jeff Miller
                                 ---------------------------------------------
                            Title Vice President
                                  --------------------------------------------



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